UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 3, 2019

CYRUSONE INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Cedar Springs Road, Suite 900

Dallas, TX 75201

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (972) 350-0060

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	CONE	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01 — OTHER EVENTS

On May 3, 2019, CyrusOne Inc., a Maryland corporation (the “Company”), filed a new prospectus supplement (“New Prospectus Supplement”) with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the Company’s existing $750,000,000 at-the-market equity offering program (the “ATM Program”). The New Prospectus Supplement was filed as a result of the Company’s filing with the SEC on May 3, 2019 of a new shelf registration statement on Form S-3 (File No. 333-231203), which replaced the Company’s previously filed shelf registration statement on Form S-3.

On May 3, 2019, the Company, CyrusOne GP, a Maryland statutory trust, and CyrusOne LP, a Maryland limited partnership, entered into amendments to the sales agreements, each dated as of November 19, 2018, with each of Raymond James & Associates, Inc., Barclays Capital Inc., BMO Capital Markets Corp., Capital One Securities, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Jefferies LLC, KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc. and TD Securities (USA) LLC (and in certain instances, an affiliate thereof), which provide, among other matters, that any offers and sales of shares of the Company’s common stock under the ATM Program will be made pursuant to the New Prospectus Supplement.

In connection with the Company’s filing with the SEC of the New Prospectus Supplement with respect to the existing ATM Program, the Company is filing certain exhibits as part of this Current Report on Form 8-K. See “Item 9.01. Financial Statements and Exhibits.”

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Venable LLP regarding the legality of shares offered

23.1	Consent of Venable LLP (included in Exhibit 5.1)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: May 3, 2019	By:	/s/ Robert M. Jackson
Robert M. Jackson
Executive Vice President, General Counsel and Secretary

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